UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

QUOIN PHARMACEUTICALS LTD.
(Translation of registrant’s name into English)

State of Israel	001-37846	92-2593104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42127 Pleasant Forest Court Ashburn, VA	20148-7349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 980-4182

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing five thousand (60,000) Ordinary Shares, no par value per share	QNRX	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share*		N/A
*	Not for trading, but only in connection with the registration of the American Depositary Shares pursuant to requirements of the Securities and Exchange Commission.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual General Meeting of Shareholders (“Annual Meeting”) of Quoin Pharmaceuticals Ltd. (“Quoin” or the “Company”), held on October 26, 2023, shareholders approved: (i) amendments to the employment agreements of the Company’s Chief Executive Officer, Dr. Michael Myers, and Chief Operating Officer, Denise Carter, providing for an increase to their respective annual base salaries by 9.5%, retroactive to January 1, 2023, to $602,250 for Dr. Myers and $481,800 for Ms. Carter, (ii) 2022 bonuses for Dr. Myers and Ms. Carter of $247,500 and $198,000, respectively, consistent with the terms of their employment agreements; and (iii) a grant of options to Dr. Myers and Ms. Carter, under Quoin’s Amended and Restated Equity Incentive Plan (the “Plan”), to purchase 80,965 ADSs and 80,966 ADSs, respectively, each at an exercise price per ADS of $5.75, vesting over a four-year period, with 20% of the ADS to be vested one year from October 26, 2023, and the balance vesting on an annual basis thereafter (20% the second and third year from October 26, 2023 and 40% the fourth year from October 26, 2023).

Effective October 26, 2023, (i) the employment agreement of the Company’s Chief Financial Officer, Gordon Dunn, was amended to provide for an increase to his annual base salary by 9.5%, retroactive to January 1, 2023, to $394,200, and (ii) Mr. Dunn was awarded a 2022 bonus of $162,000, consistent with the terms of his employment agreement, and granted an option to purchase 51,149ADSs, under the Plan, with the same exercise price per ADS and vesting schedule as options granted to Dr. Myers and Ms. Carter.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting, with the votes set forth in ordinary shares of the Company:

(1)	The shareholders elected the following directors to serve on the Board of Directors, to serve until Quoin’s 2024 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or retirement, as follows:

Directors	For	Against	Abstain	Brokers non-vote
Dr. Michael Myers	4,714,440,000	1,171,620,000	770,400,000	--
Denise Carter	5,738,640,000	707,160,000	210,660,000	--
Joseph Cooper	5,743,800,000	692,580,000	220,080,000	--
James Culverwell	5,720,880,000	715,140,000	220,440,000	--
Dr. Dennis H. Langer	5,345,160,000	1,115,640,000	195,660,000	--
Natalie Leong	5,754,360,000	694,500,000	207,600,000	--
Michael Sember	5,734,440,000	584,820,000	337,200,000	--

(2)	The shareholders approved an amendment to Quoin’s Articles of Association, as amended (the “Articles of Association”), to increase the Company’s registered share capital from 500,000,000,000 ordinary shares, no par value, to 6,000,000,000,000 ordinary shares, no par value, as follows:

For	Against	Abstain	Brokers non-vote
4,338,900,000	2,218,020,000	99,540,000	--

(3)	The shareholders approved an amendment to Quoin’s Articles of Association to effect a reverse split of the Company’s ordinary shares at a ratio of 1-for-60,000, effective on a date to be determined by the Board of Directors of the Company, as follows:

For	Against	Abstain	Brokers non-vote
4,318,680,000	2,230,140,000	107,640,000	--

(4)	The shareholders approved an amendment to the terms of employment of Quoin’s Chief Executive Officer, as follows:

For	Against	Abstain	Brokers non-vote
2,535,360,000	1,501,620,000	55,020,000	--

(5)	The shareholders approved an amendment to the terms of employment of Quoin’s Chief Operating Officer, as follows:

For	Against	Abstain	Brokers non-vote
4,655,340,000	1,847,220,000	153,900,000	--

(6)	The shareholders approved an annual discretionary bonus under the terms of employment of Quoin’s Chief Executive Officer, as follows:

For	Against	Abstain	Brokers non-vote
1,929,840,000	1,678,440,000	29,100,000	--

(7)	The shareholders approved an annual discretionary bonus under the terms of employment of Quoin’s Chief Operating Officer, as follows:

For	Against	Abstain	Brokers non-vote
1,943,280,000	1,631,220,000	544,920,000	--

(8)	The shareholders approved a grant of options to Quoin’s Chief Executive Officer, as follows:

For	Against	Abstain	Brokers non-vote
2,128,020,000	1,908,960,000	54,540,000	--

(9)	The shareholders approved a grant of options to Quoin’s Chief Operating Officer, as follows:

For	Against	Abstain	Brokers non-vote
2,222,100,000	1,746,540,000	56,700,000	--

(10)	The shareholders approved, on a non-binding advisory basis, the compensation of Quoin’s named executive officers, as follows:

For	Against	Abstain	Brokers non-vote
4,510,560,000	1,855,140,000	290,760,000	--

(11)	The shareholders approved, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of Quoin’s executive officers, as follows:

1Y	2 YR	3 YR	Abstain	Brokers non-vote
1,677,840,000	65,340,000	4,545,480,000	285,840,000	--

(12)	The shareholders approved changes to the compensation program for Quoin’s non-employee directors, as follows:

For	Against	Abstain	Brokers non-vote
4,434,720,000	2,085,300,000	136,440,000	--

(13)	The shareholders approved the grant of options to Quoin’s non-employee directors, as follows:

For	Against	Abstain	Brokers non-vote
4,227,000,000	1,744,980,000	684,480,000	--

(14)	The shareholders approved the appointment of Marcum LLP as Quoin’s independent registered public accounting firm until Quoin’s 2024 annual meeting of shareholders, as follows:

For	Against	Abstain	Brokers non-vote
6,058,620,000	404,820,000	193,020,000	--

Item 8.01. Other Events

Under Quoin’s non-employee directors’ compensation program approved by shareholders at the Annual General Meeting held on April 12, 2022, each non-employee director was entitled to receive an annual base retainer of $60,000, as well as an annual option award under the Plan valued at $60,000. At the Annual Meeting, the shareholders approved an increase of each non-employee director’s annual base retainer to $75,000 and a reduction of the value of the option grant to a non-employee director under the Plan to approximately $44,000. Shareholders also approved at the Annual Meeting, for each currently serving non-employee director, an annual grant of an option to purchase 7,652 ADSs, under the Plan, at an exercise price per ADS of $5.75, vesting over a four-year period, with 20% of the ADSs to be vested one year from October 26, 2023, and the balance vesting on an annual basis thereafter (20% the second and third year from October 26, 2023 and 40% the fourth year from October 26, 2023).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 1, 2023	QUOIN PHARMACEUTICALS LTD.

	By:	/s/ Gordon Dunn
	Name:	Gordon Dunn
	Title:	Chief Financial Officer